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                                                                      EXHIBIT 24

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-15471, 33-37781 and 33-64828) of our report dated February 27, 1995 appearing on page F-1 of Bindley Western Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 1994.



Price Waterhouse LLP
Indianapolis, Indiana
March 24, 1995



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